Exhibit (q)

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any series of a Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-1A and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Secretary and Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Trustee has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

TRUSTEE:

/s/ John Honis
John Honis

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any series of a Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-1A and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Secretary and Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Trustee has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

TRUSTEE:

/s/ Bryan A. Ward
Bryan A. Ward

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any series of a Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-1A and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Secretary and Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Trustee has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

TRUSTEE:

/s/ Timothy K. Hui
Timothy K. Hui

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any series of a Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-1A and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Secretary and Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Trustee has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

HIGHLAND FUNDS I

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds I and Highland Funds II (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any series of a Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-1A and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Secretary and Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Trustee has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

TRUSTEE:

/s/ Ethan Powell
Ethan Powell